                              LETTER OF TRANSMITTAL

                                To Exchange Notes

                         With Respect to the Outstanding

                12 1/2% Series A Senior Notes due August 1, 2007

              ($155,000,000 Aggregate Principal Amount Outstanding)

                                       of

                       PEGASUS COMMUNICATIONS CORPORATION

              Pursuant to the Prospectus dated [________ __, 1999]

                                       by

                       PEGASUS COMMUNICATIONS CORPORATION


================================================================================
THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON [____________], 2000, UNLESS FURTHER EXTENDED (THE "EXPIRATION DATE"). HOLDERS OF NOTES MUST TENDER THEIR NOTES PRIOR TO THE EXPIRATION DATE IN ORDER TO RECEIVE THE NEW NOTES (AS DEFINED HEREIN). TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE, BUT NOT THEREAFTER (EXCEPT UNDER CERTAIN LIMITED CIRCUMSTANCES DESCRIBED MORE FULLY IN THE PROSPECTUS). THE CONSUMMATION OF THE EXCHANGE OFFER IS CONDITIONED UPON THE SATISFACTION OF CERTAIN CONDITIONS DESCRIBED IN THE PROSPECTUS.
================================================================================

                             The Exchange Agent is:

                            First Union National Bank

          By Mail:                      By Hand/Overnight Express:            By Facsimile:

   First Union National Bank            First Union National Bank            (704) 590-7628
1525 West W.T. Harris Blvd., 3C3     1525 West W.T. Harris Blvd., 3C3
    Charlotte, NC 28288                   Charlotte, NC 28262               To confirm receipt:
  Attention: Michael Klotz             Attention: Michael Klotz
  Telephone: (704) 590-7408            Telephone: (704) 590-7408             (704) 590-7408


DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         The undersigned acknowledges receipt of the Prospectus dated [________ __, ____] (the "Prospectus"), of Pegasus Communications Corporation (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which together with the Prospectus constitutes the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 12 1/2% Series B Senior Notes due August 1, 2007 (the "New Notes") for each $1,000 principal amount of its outstanding 12 1/2% Series A Senior Notes due August 1, 2007 (the "Old Notes"). Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

         The undersigned hereby tenders the Old Notes described in the box entitled "Description of Old Notes" below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the Old Notes and the undersigned represents that it has received from each beneficial owner of Old Notes ("Beneficial Owners") a duly completed and executed form of "Instruction to Registered Holder from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

         This Letter of Transmittal is to be used only by a holder of Old Notes
(i) if certificates representing Old Notes are to be forwarded herewith or (ii) if delivery of Old Notes is to be made by book-entry transfer to the exchange agent's account at The Depository Trust Company ("Depositary"), pursuant to the procedures set forth in the section of the Prospectus entitled "The Exchange Offer--Procedures for Tendering." If delivery of the Old Notes is to be made by book-entry transfer to the account maintained by the exchange agent (the "Exchange Agent") at the Depositary, this Letter of Transmittal need not be manually executed; provided, however, that tenders of the Old Notes must be effected in accordance with the procedures mandated by the Depositary's Automated Tender Offer Program and the procedures set forth in the Prospectus under the caption "The Exchange Offer--Book-Entry Transfer."

         The undersigned hereby represents and warrants that the information set forth in the box entitled "Beneficial Owner(s)" is true and correct.

         Any Beneficial Owner whose Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact such registered holder of Old Notes promptly and instruct such registered holder to tender on behalf of the Beneficial Owner. If such Beneficial Owner wishes to tender on its own behalf, such Beneficial Owner must, before completing and executing this Letter of Transmittal and delivering its Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such Beneficial Owner's name or obtain a properly completed bond power from the registered holder of Old Notes. The transfer of record ownership may take considerable time.

         To properly complete this Letter of Transmittal, a holder of Old Notes must (i) complete the box entitled "Description of Old Notes," (ii) if appropriate, check and complete the boxes relating to book-entry transfer, guaranteed delivery, Special Issuance Instructions and Special Delivery Instructions, (iii) sign the Letter of Transmittal by completing the box entitled "Sign Here" and (iv) complete the Substitute Form W-9. Each holder of Old Notes should carefully read the detailed instructions below before completing the Letter of Transmittal.

         Holders of Old Notes who desire to tender their Old Notes for exchange and (i) whose Old Notes are not immediately available, (ii) who cannot deliver their Old Notes and all other documents required hereby to the Exchange Agent on or before the Expiration Date or (iii) who are unable to complete the procedure for book-entry transfer on a timely basis, must tender the Old Notes pursuant to the guaranteed delivery procedures set forth in the section of the Prospectus entitled "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 2.

         Holders of Old Notes who wish to tender their Old Notes for exchange must, at a minimum, complete columns (1) through (3) in the box below entitled "Description of Old Notes" and sign the box below entitled "Sign Here." If only those columns are completed, such holder of Old Notes will have tendered for exchange all Old Notes listed in column (3) below. If the holder of Old Notes wishes to tender for exchange less than all of such Old Notes, column (4) must be completed in full. In such case, such holder of Old Notes should refer to Instruction 5.

=================================================================================================================
                                           DESCRIPTION OF OLD NOTES
-----------------------------------------------------------------------------------------------------------------
                           (1)                                     (2)               (3)               (4)
                                                                                                    Principal
                                                                                                     Amount
                                                                                                    Tendered
                                                                                                       For
                                                                                                    Exchange
                                                                                                    (only if
                                                                                                    different
                                                                                                     amount
                                                                Old Note                              from
                                                               Certificate                           column
                                                               Number(s)(1)                         (3)) (must
          Name(s) and Address(es) of Registered                  (Attach                              be in
      Holder(s) of Old Note(s), exactly as name(s)             signed List        Aggregate         integral
          appear(s) on Old Note Certificate(s)                     if             Principal         multiples
               (Please fill in, if blank)                      necessary)          Amount          of $1,000)(2)
----------------------------------------------------------- ----------------- ----------------- -----------------


----------------------------------------------------------- ----------------- ----------------- -----------------


----------------------------------------------------------- ----------------- ----------------- -----------------


----------------------------------------------------------- ----------------- ----------------- -----------------


----------------------------------------------------------- ----------------- ----------------- -----------------


----------------------------------------------------------- ----------------- ----------------- -----------------
                  Total Principal Amount
                  of Old Notes Tendered:
-----------------------------------------------------------------------------------------------------------------

1. Column (2) need not be completed by holders of Old Notes tendering Old Notes in exchange by book-entry transfer. Please check the appropriate box below and provide the requested information.
2. Column (4) need not be completed by holders of Old Notes who wish to tender for exchange the principal amount of Old Notes listed in Column (3). Completion of column (4) will indicate that the holder of Old Notes wishes to tender for exchange only the principal amount of Old Notes indicated in column (4).
================================================================================

[ ]      CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DEPOSITARY AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS (AS HEREINAFTER DEFINED) ONLY):


Name of Tendering Institution:__________________________________________________

Account Number:_________________________________________________________________

Transaction Code Number:________________________________________________________

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Registered Holder of Old Note(s):_______________________________________

Date of Execution of Notice of Guaranteed Delivery:_____________________________

Window Ticket Number (if available):____________________________________________

Name of Eligible Institution that Guaranteed Delivery:__________________________

Account Number (if delivered by book-entry transfer):___________________________

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE ADDITIONAL COPIES OF THE PROSPECTUS AND COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:___________________________________________________________________________

Address:________________________________________________________________________

________________________________________________________________________________


Number of copies requested: ____________________________________________________

========================================================
              SPECIAL ISSUANCE INSTRUCTIONS
             (See Instructions 1, 6, 7 and 8)

     To be completed ONLY (i) if the New Notes issued in exchange for Old Notes, certificates for Old Notes in a principal amount not exchanged for New Notes or Old Notes (if any) not tendered for exchange, are to be issued in the name of someone other than the undersigned, or (ii) if Old Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at the Depositary.

Issue to:

Name____________________________________________________
                (Please Print)

Address_________________________________________________

________________________________________________________

________________________________________________________
              (Include Zip Code)

________________________________________________________
(Tax Identification or Social Security No.)

     Credit Old Notes not exchanged and delivered by book-entry transfer to the Depositary account set forth below:

________________________________________________________
           (Account Number)
========================================================

======================================================
           SPECIAL DELIVERY INSTRUCTIONS
          (See Instructions 1, 6, 7 and 8)

     To be completed ONLY if the New Notes issued in exchange for Old Notes or certificates for Old Notes in a principal amount not exchanged for New Notes or Old Notes (if any) not tendered for exchange, are to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than the address shown below the undersigned's signature.

Mail or delivered to:

Name________________________________________________
                (Please Print)

Address_____________________________________________

____________________________________________________

____________________________________________________
              (Include Zip Code)


____________________________________________________
(Tax Identification or Social Security No.)








======================================================

====================================================================================================================
                                                  BENEFICIAL OWNER(S)
--------------------------------------------------------------------------------------------------------------------
          State of Principal Residence of Each                           Principal Amount of Old Notes
              Beneficial Owner of Old Notes                         Held for Account of Beneficial Owner(s)
----------------------------------------------------------- --------------------------------------------------------

----------------------------------------------------------- --------------------------------------------------------

----------------------------------------------------------- --------------------------------------------------------

----------------------------------------------------------- --------------------------------------------------------

----------------------------------------------------------- --------------------------------------------------------

----------------------------------------------------------- --------------------------------------------------------

====================================================================================================================

         If delivery of Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at the Depositary, then tenders of Old Notes must be effected in accordance with the procedures mandated by the Depositary's Automated Tender Offer Program and the procedures set forth in the Prospectus under the caption "The Exchange Offer--Book-Entry Transfer."

                        SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         Pursuant to the offer by Pegasus Communications Corporation (the "Company"), upon the terms and subject to the conditions set forth in the Prospectus dated [________ __, ____] (the "Prospectus") and this Letter of Transmittal (the "Letter of Transmittal"), which together with the Prospectus constitutes the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 12 1/2% Series B Senior Notes due August 1, 2007 (the "New Notes") for each $1,000 principal amount of its outstanding 12 1/2% Series A Senior Notes due August 1, 2007 (the "Old Notes"). The undersigned hereby tenders to First Union National Bank for exchange the Old Notes indicated above.

         By executing this Letter of Transmittal and subject to and effective upon acceptance for exchange of the Old Notes tendered for exchange herewith, the undersigned will have irrevocably sold, assigned, transferred and exchanged, to the Company, all right, title and interest in, to and under all of the Old Notes tendered for exchange hereby, and hereby appoints the Exchange Agent as the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of the Company) of such holder of Old Notes with respect to such Old Notes, with full power of substitution to (i) deliver certificates representing such Old Notes, or transfer ownership of such Old Notes on the account books maintained by the Depositary (together, in any such case, with all accompanying evidences of transfer and authenticity), to the Company, (ii) present and deliver such Old Notes for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights and incidents of beneficial ownership with respect to such Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

         The undersigned hereby represents and warrants that (i) the undersigned is the owner of the Old Notes tendered for exchange hereby; (ii) has a net long position within the meaning of Rule 14e-4 under the Securities Exchange Act as amended ("Rule 14e-4") equal to or greater than the principal amount of Old Notes tendered hereby; (iii) the tender of such Old Notes complies with Rule 14e-4 (to the extent that Rule 14e-4 is applicable to such exchange); (iv) the undersigned has full power and authority to tender, exchange, assign and transfer the Old Notes and (v) that when such Old Notes are accepted for exchange by the Company, the Company will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon receipt, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered for exchange hereby.

         The undersigned hereby further represents to the Company that (i) the New Notes to be acquired by the undersigned in exchange for the Old Notes tendered hereby and any Beneficial Owner(s) of such Old Notes in connection with the Exchange Offer will be acquired by the undersigned and such Beneficial Owner(s) in the ordinary course of business of the undersigned, (ii) the undersigned (if not a broker-dealer referred to in the last sentence of this paragraph) are not participating and do not intend to participate in the distribution of the New Notes, (iii) the undersigned have no arrangement or understanding with any person to participate in the distribution of the New Notes, (iv) the undersigned and each Beneficial Owner acknowledge and agree that any person participating in the Exchange Offer for the purpose of distributing the New Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the New Notes acquired by such person and cannot rely on the position of the staff of the SEC set forth in certain no-action letters, (v) the undersigned and each Beneficial Owner understand that a secondary resale transaction described in clause (iv) above should be covered by an effective registration statement containing the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the SEC and (vi) neither the undersigned nor any Beneficial Owner is an "affiliate" of the Company, as defined under Rule 405 under the Securities Act. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes received in respect of such Old Notes pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         For purposes of the Exchange Offer, the Company will be deemed to have accepted for exchange, and to have exchanged, validly tendered Old Notes, if, as and when the Company gives oral or written notice thereof to the Exchange Agent. Tenders of Old Notes for exchange may be withdrawn at any time before 5:00 p.m., New York City time, on the Expiration Date. See "The Exchange Offer--Withdrawal of Tenders" in the Prospectus. Any Old Notes tendered by the undersigned and rejected for exchange will be returned to the undersigned at the address set forth above unless otherwise indicated in the box above entitled "Special Delivery Instructions."

         The undersigned acknowledges that the Company's acceptance of Old Notes validly tendered for exchange pursuant to any one of the procedures described in the section of the Prospectus entitled "The Exchange Offer" and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

         Unless otherwise indicated in the box entitled "Special Issuance Instructions," please return any Old Notes not tendered for exchange in the name(s) of the undersigned. Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail any certificates for Old Notes not tendered or exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). If both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange in the name(s) of, and return any Old Notes not tendered for exchange or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the holder of Old Note(s) thereof if the Company rejects for exchange any of the Old Notes so tendered for exchange or if such transfer would not be in compliance with any transfer restrictions applicable to such Old Note(s).

         In order to validly tender Old Notes for exchange, holders of Old Notes must complete, execute, and deliver this Letter of Transmittal.

         Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Prospectus, this tender for exchange of Old Notes is irrevocable.

================================================================================
                                    SIGN HERE

                  X___________________________________________
                            Signature(s) of Owner(s)

                    Dated: ____________________________, 2000

Must be signed by the registered holder(s) of Old Notes exactly as name(s) appear(s) on certificate(s) representing the Old Notes or on a security position listing or by person(s) authorized to become registered Old Note holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. (See Instruction 6).

                   Name(s):_______________________________________

                   _______________________________________________
                               (Please Print)

                  Capacity (full title):__________________________

                   _______________________________________________


                  Address:________________________________________

                   _______________________________________________
                               (Include Zip Code)

   Principal place of business (if different from address listed above):


                   _______________________________________________

                   _______________________________________________
                                (Include Zip Code)

                   Area Code and Telephone No.: (___) ____________

                     Tax Identification or Social Security Number(s):


                   _______________________________________________
                       Please complete Substitute Form W-9

                            GUARANTEE OF SIGNATURE(S)
                  (Signature(s) must be guaranteed if required by Instruction 1)

                   Authorized Signature:_________________________

                   Dated:________________________________________

                   Name and Title:_______________________________
                                        (Please Print)

                   Name of Firm:_________________________________

================================================================================

                                  INSTRUCTIONS

         Forming Part of the Terms and Conditions of the Exchange Offer

         1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by an institution which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or is a commercial bank or trust company having an office or correspondence in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934 which is a member of one of the following recognized Signature Guarantee Programs (an "Eligible Institution"):

         a.       The Securities Transfer Agents Medallion Program (STAMP)

         b.       The New York Stock Exchange Medallion Signature Program (MSP)

         c.       The Stock Exchange Medallion Program (SEMP)

Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered herewith and such registered holder(s) have not completed the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) if such Old Notes are tendered for the account of an Eligible Institution. In all other cases, all signatures must be guaranteed by an Eligible Institution.

         2. Delivery of this Letter of Transmittal and Old Notes; Guaranteed Delivery Procedure. This Letter of Transmittal is to be completed by holders of Old Notes (i) if certificates are to be forwarded herewith or (ii) if tenders are to be made pursuant to the procedures for tender by book-entry transfer or guaranteed delivery set forth in the section of the Prospectus entitled "The Exchange Offer." Certificates for all physically tendered Old Notes or any confirmation of a book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth on the cover of this Letter of Transmittal before 5:00 p.m., New York City time, on the Expiration Date. Holders of Old Notes who elect to tender Old Notes and (i) whose Old Notes are not immediately available, (ii) who cannot deliver the Old Notes or other required documents to the Exchange Agent before 5:00 p.m., New York City time on the Expiration Date or (iii) who are unable to complete the procedure for book-entry transfer on a timely basis, may have such tender effected if (a) such tender is made by or through an Eligible Institution; and
(b) before 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent has received from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or a facsimile hereof) and Notice of Guaranteed Delivery (by telegram, telex, facsimile transmission, mail or hand delivery) setting forth the name and address of the holder of such Old Notes, the certificate numbers(s) of such Old Notes and the principal amount of Old Notes tendered for exchange, stating that tender is being made thereby and guaranteeing that, within three (3) New York Stock Exchange trading days after the Expiration Date, the certificates representing such Old Notes (or a Book-Entry Confirmation), in proper form for transfer, and any other documents required by this Letter of Transmittal, will be deposited by such Eligible Institution with the Exchange Agent; and (c) certificates for all tendered Old Notes, or a Book-Entry Confirmation, together with a copy of the previously executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal are received by the Exchange Agent within three (3) New York Stock Exchange trading days after the Expiration Date.

         The method of delivery of Old Notes, this Letter of Transmittal and all other required documents is at the election and risk of the tendering holder of Old Notes. Except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Neither this Letter of Transmittal nor any Old Notes should be sent to the company or First Union National Bank.

         No alternative, conditional or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter of Transmittal (or facsimile hereof, if applicable), waive any right to receive notice of the acceptance of their Old Notes for exchange.

         3. Inadequate Space. If the space provided in the box entitled "Description of Old Notes" above is inadequate, the certificate numbers and principal amounts of the Old Notes being tendered should be listed on a separate signed schedule affixed hereto.

         4. Withdrawals. A tender of Old Notes may be withdrawn at any time before 5:00 p.m., New York City time, on the Expiration Date by delivery of written notice of withdrawal to the Exchange Agent at the address set forth on the cover of this Letter of Transmittal. To be effective, a notice of withdrawal of Old Notes must (i) specify the name of the person who tendered the Old Notes to be withdrawn (the "Depositor"), (ii) identify the Old Notes to be withdrawn (including the certificate number or numbers and aggregate principal amount of such Old Notes), (iii) be signed by the holder of Old Notes in the same manner as the original signature on the Letter of Transmittal by which such Old Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the applicable transfer agent register the transfer of such Old Notes into the name of the person withdrawing the tender. Withdrawals of tenders of Old Notes may not be rescinded, and any Old Notes withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer and no New Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Properly withdrawn Old Notes may be retendered by following one of the procedures described in the section of the Prospectus entitled "The Exchange Offer--Procedures for Tendering" at any time before 5:00 p.m., New York City time, on the Expiration Date.

         5. Partial Tenders. (Not applicable to holders of Old Notes who tender Old Notes by book-entry transfer). Tenders of Old Notes will be accepted only in integral multiples of $1,000 principal amount. If a tender for exchange is to be made with respect to less than the entire principal amount of any Old Notes, fill in the principal amount of Old Notes which are tendered for exchange in column (4) of the box entitled "Description of Old Notes," as more fully described in the footnotes thereto. In case of a partial tender for exchange, a new certificate, in fully registered form, for the remainder of the principal amount of the Old Notes, will be sent to the holders of Old Notes unless otherwise indicated in the appropriate box on this Letter of Transmittal as promptly as practicable after the expiration or termination of the Exchange Offer.

         6. Signatures on this Letter of Transmittal, Powers of Attorney and Endorsements.

         (a) The signature(s) of the holder of Old Notes on this Letter of Transmittal must correspond with the name(s) as written on the face of the Old Notes without alternation, enlargement or any change whatsoever.

         (b) If tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         (c) If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are different registrations or certificates.

         (d) When this Letter of Transmittal is signed by the holder of the Old Notes listed and transmitted hereby, no endorsements of Old Notes or separate powers of attorney are required. If, however, Old Notes not tendered or rejected, are to be issued or returned in the name of a person other than the holder of Old Notes, then the Old Notes transmitted hereby must be endorsed or accompanied by appropriate powers of attorney in a form satisfactory to the Company, in either case signed exactly as the name(s) of the holder of Old Notes appear(s) on the Old Notes. Signatures on such Old Notes or powers of attorney must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

         (e) If this Letter of Transmittal or Old Notes or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted.

         (f) If this Letter of Transmittal is signed by a person other than the registered holder of Old Notes listed, the Old Notes must be endorsed or accompanied by appropriate powers of attorney, in either case signed exactly as the name(s) of the registered holder of Old Notes appear(s) on the certificates. Signatures on such Old Notes or powers of attorney must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

         7. Transfer Taxes. Holders tendering pursuant to the Exchange Offer will not be obligated to pay brokerage commissions or fees to pay transfer taxes with respect to their exchange under the Exchange Offer unless the box entitled "Special Issuance Instructions" in this Letter of Transmittal has been completed, or unless the securities to be received upon exchange are to be issued to any person other than the holder of the Old Notes tendered for exchange. The Company will pay all other charges or expenses in connection with the Exchange Offer. If holders tender Old Notes for exchange and the Exchange Offer is not consummated, certificates representing the Old Notes will be returned to the holders at the Company's expense.

         Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the certificate(s) specified in this Letter of Transmittal.

         8. Special Issuance and Delivery Instructions. If the New Notes are to be issued, or if any Old Notes not tendered for exchange are to be issued or sent to someone other than the holder of Old Notes or to an address or other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of Old Notes tendering Old Notes by book-entry transfer may request that Old Notes rejected be credited to such account maintained at the Depositary as such holder of Old Notes may designate.

         9. Irregularities. All questions as to the form of documents and the validity, eligibility (including time or receipt), acceptance and withdrawal of Old Notes will be determined by the Company, in its sole discretion, whose determination shall be final and binding. The Company reserves the absolute right to reject any or all tenders for exchange of any particular Old Notes that are not in proper form, or the acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company reserves the absolute right to waive any defect, irregularity or condition of tender for exchange with regard to any particular Old Notes. The Company's interpretation of the term of, and conditions to, the Exchange Offer (including the instructions herein) will be final and binding. Unless waived, any defects or irregularities in connection with the Exchange Offer must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notice of any defects or irregularities in Old Notes tendered for exchange, nor shall any of them incur any liability for failure to give such notice. A tender of Old Notes will not be deemed to have been made until all defects and irregularities with respect to such tender have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

         10. Waiver of Conditions. The Company reserves the absolute right to waive, amend or modify certain of the specified conditions as described under "The Exchange Offer--Conditions" in the Prospectus in the case of any Old Notes tendered (except as otherwise provided in the Prospectus).

         11. Mutilated, Lost, Stolen or Destroyed Old Notes. If a holder of Old Notes desires to tender Old Notes pursuant to the Exchange Offer, but any of such Old Notes has been mutilated, lost, stolen or destroyed, such holder of Old Notes should write to or telephone First Union National Bank at the address listed below, concerning the procedures for obtaining replacement certificates for such Old Notes, arranging for indemnification or any other matter that requires handling by First Union National Bank:

                            First Union National Bank
                             123 South Broad Street
                                     PA 1249
                        Philadelphia, Pennsylvania 19109
                    Attention: Corporate Trust Administration
                                 (215) 985-7207

         12. Requests for Information or Additional Copies. Requests for information or for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal.

         IMPORTANT: This Letter of Transmittal (or a facsimile thereof, if applicable) together with certificates, or confirmation of book-entry or the Notice of Guaranteed Delivery, and all other required documents must be received by the Exchange Agent before 5:00 p.m., New York City time, on the Expiration Date.


                            IMPORTANT TAX INFORMATION

         Under current federal income tax law, a holder of Old Notes whose tendered Old Notes are accepted for exchange may be subject to backup withholding unless the holder provides the Company (as payer), through the Exchange Agent, with either (i) such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 attached hereto, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder of Old Notes is awaiting a TIN) and that (A) the holder of Old Notes has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified the holder of Old Notes that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption from backup withholding. If such holder of Old Notes is an individual, the TIN is such holder's social security number. If the Exchange Agent is not provided with the correct taxpayer identification number, the holder of Old Notes may be subject to certain penalties imposed by the Internal Revenue Service.

         Certain holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt holders of Old Notes should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8 (which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to the holder's exempt status. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "Guidelines") for additional instructions.

         If backup withholding applies, the Company is required to withhold 31% of any payment made to the holder of Old Notes or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

         The holder of Old Notes is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Old Notes. If the Old Notes are held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for additional guidance regarding which number to report.

====================================================================================================================
         PAYER'S NAME:
--------------------------------------------------------------------------------------------------------------------
SUBSTITUTE
Form W-9                                                                  __________________________________
                                                                                Social Security Number
Department of the Treasury         Part 1 - PLEASE PROVIDE YOUR
Internal Revenue Service           TIN IN THE BOX AT RIGHT AND                            OR
                                   CERTIFY BY SIGNING AND DATING
Payer's Request for Taxpayer       BELOW                                  __________________________________
Identification Number (TIN)                                                 Employer Identification Number
--------------------------------------------------------------------------------------------------------------------

Part 2 - Certifications - Under Penalties of Perjury, I certify that:

(1) The number shown on this form is my current taxpayer identification number (or I am waiting for a number to be issued to me) and

(2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

Certification Instruction - You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

Part 3 - Awaiting  TIN  [ ]
-------------------------------------------------------------------------------------------------------------------
NAME ______________________________________________________________________________________________________________
                                                  (Please Print)
ADDRESS ___________________________________________________________________________________________________________

CITY _______________________________________________ STATE______________________________ ZIP CODE ___________

SIGNATURE _____________________________________________________________ DATE _______________________________

====================================================================================================================

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
                 CHECK THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

================================================================================
                     PAYOR'S NAME: FIRST UNION NATIONAL BANK
--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER


I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a taxpayer identification number with sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide such a number.

SIGNATURE _____________________________________________ DATE ___________________

================================================================================

                        INSTRUCTION TO REGISTERED HOLDER
                              FROM BENEFICIAL OWNER
                                       OF
                12 1/2% SERIES A SENIOR NOTES DUE AUGUST 1, 2007
                                       OF
                       PEGASUS COMMUNICATIONS CORPORATION

         The undersigned hereby acknowledges receipt of the Prospectus dated [________ __, ____] (the "Prospectus") of Pegasus Communications Corporation, a Delaware corporation (the "Company") and the accompanying Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Company's offer (the "Exchange Offer"). Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

         This will instruct you, the registered holder, as to the action to be taken by you relating to the Exchange Offer with respect to the outstanding 12 1/2% Series A Senior Notes due August 1, 2007 (the "Old Notes") held by you for the account of the undersigned.

         The aggregate face amount of the Old Notes held by you for the account of the undersigned is (fill in amount):

         $__________ of the Old Notes.

         With respect to the Exchange Offer, the undersigned hereby instructs you (check appropriate box):

         [ ] To TENDER the following Old Notes held by your for the account of the undersigned (insert principal amount of Old Notes to be tendered, if any):

         $__________ of the Old Notes.

         [ ] NOT to TENDER any Old Notes held by you for the account of the undersigned.

         If the undersigned instructs you to tender the Old Notes held by you for the account of the undersigned, it is understood that you are authorized (a) to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representations and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a Beneficial Owner of the Old Notes, including but not limited to the representations that (i) the undersigned's principal residence is in the state of (fill in state) ____________________, (ii) the undersigned is acquiring the 12 1/2% Series B Senior Notes due August 1, 2007 (the "New Notes") in the ordinary course of business of the undersigned, (iii) the undersigned is not participating, does not intend to participate, and has no arrangement or understanding with any person to participate, in the distribution of New Notes,
(iv) the undersigned acknowledges that any person participating in the Exchange Offer for the purpose of distributing the New Notes must comply with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended, in connection with any resale transaction of the New Notes acquired by such person and cannot rely on the position of the Staff of the Securities and Exchange Commission set forth in certain no-action letters (See the section of the Prospectus entitled "The Exchange Offer -- Resale of the New Notes"), (v) the undersigned understands that a secondary resale transaction described in clause (iv) above should be covered by an effective registration statement containing the selling securityholder information required by Item 507 or Item 508, if applicable, of Regulation S-K of the Commission, (vi) the undersigned is not an "affiliate," as defined in Rule 405 under the Securities Act, of the Company, (vii) if the undersigned is not a broker-dealer, that it is not engaged in, and does not intend to engage in, a distribution of New Notes; and (viii) if the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes received in respect of such Old Notes pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act; (b) to agree, on behalf of the undersigned, as set forth in the Letter of Transmittal; and (c) to take such other action as necessary under the Prospectus or the Letter of Transmittal to effect the valid tender of Old Notes.

                                    SIGN HERE

Name of Beneficial Owner(s):____________________________________________________

________________________________________________________________________________

Signature(s):___________________________________________________________________

________________________________________________________________________________

Name(s) (please print):_________________________________________________________

________________________________________________________________________________

Address:________________________________________________________________________

________________________________________________________________________________

Principal place of Business (if different from address listed above):___________

________________________________________________________________________________

Telephone Number(s):____________________________________________________________

Taxpayer Identification or Social Security Number(s):___________________________

Date:___________________________________________________________________________

                          NOTICE OF GUARANTEED DELIVERY

                            To Tender with Respect to

                12 1/2% Series A Senior Notes due August 1, 2007

                                       of

                       PEGASUS COMMUNICATIONS CORPORATION

                                   CUSIP Nos.
                                   705904 AG 5
                                   705904 AH 3
                                   U70532 AC 7

              Pursuant to the Prospectus dated [________ __, ____]

                                       By

                       PEGASUS COMMUNICATIONS CORPORATION


         This Notice of Guaranteed Delivery or a form substantially equivalent hereto must be used to accept the Exchange Offer for the outstanding 12 1/2% Series A Senior Notes due August 1, 2007 (the "Old Notes") of Pegasus Communications Corporation ("Pegasus") if (a) certificates representing the Old Notes are not immediately available or (b) time will not permit the Old Notes and all other required documents to reach the exchange agent on or prior to the Expiration Date (defined below). This form may be delivered by an Eligible Institution by mail or hand delivery or transmitted, via facsimile to the exchange agent as set forth below. All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Prospectus dated [________ __, ____] (as the same may be amended or supplemented from time to time, the "Prospectus") of Pegasus.

         The Exchange Offer is not being made to (nor will the surrender of Old Notes be accepted from or on behalf of) holders of Old Notes in any jurisdiction in which the making or acceptance of the Exchange Offer would not be in compliance with the laws of such jurisdiction.

--------------------------------------------------------------------------------
THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON [____________], 2000, UNLESS FURTHER EXTENDED (THE "EXPIRATION DATE"). HOLDERS OF NOTES MUST TENDER THEIR NOTES PRIOR TO THE EXPIRATION DATE IN ORDER TO RECEIVE THE NEW NOTES (AS DEFINED HEREIN). TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE, BUT NOT THEREAFTER (EXCEPT UNDER CERTAIN LIMITED CIRCUMSTANCES DESCRIBED MORE FULLY IN THE PROSPECTUS). THE CONSUMMATION OF THE EXCHANGE OFFER IS CONDITIONED UPON THE SATISFACTION OF CERTAIN CONDITIONS DESCRIBED IN THE PROSPECTUS.
--------------------------------------------------------------------------------

                  The exchange agent for the Exchange Offer is:

                            First Union National Bank

            By Mail:                          By Hand/Overnight Express:                  By Facsimile:

   First Union National Bank                  First Union National Bank                   (704) 590-7628
1525 West W.T. Harris Blvd., 3C3           1525 West W.T. Harris Blvd., 3C3
      Charlotte, NC 28288                        Charlotte, NC 28262                   To confirm receipt:
    Attention: Michael Klotz                   Attention: Michael Klotz
    Telephone: (704) 590-7408                  Telephone: (704) 590-7408                  (704) 590-7408


DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION VIA FACSIMILE TO A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

         This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

         The undersigned hereby tender(s) to Pegasus, upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is hereby acknowledged, the principal amount of Old Notes set forth below, pursuant to the guaranteed delivery procedures set forth in the Prospectus under the heading "The Exchange Offer--Procedures for Tendering--Guaranteed Delivery Procedures."

         Subject to and effective upon acceptance for purchase of the Old Notes tendered herewith, the undersigned hereby sells, assigns and transfers to or upon the order of Pegasus all right, title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned's status as a holder of, all Old Notes tendered hereby. In the event of a termination of the Exchange Offer, the Old Notes tendered pursuant thereto will be returned to the tendering noteholder promptly.

         The undersigned hereby represents and warrants that the undersigned accepts the terms and conditions of the Prospectus and the Letter of Transmittal, has full power and authority to tender sell, assign and transfer the Old Notes tendered hereby and that Pegasus will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the exchange agent or Pegasus to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered.

         All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

--------------------------------------------------------------------------------------------------

                                 PLEASE SIGN AND COMPLETE


Signature(s) of Registered Holder(s)                 Address(es):  ______________________________
or Authorized Signatory:
____________________________________                 ____________________________________________

____________________________________                 ____________________________________________


Name(s) of Registered Holder(s):                     Area Code and Telephone No.:
____________________________________                 ____________________________________________

____________________________________


Principal Amount of Notes Tendered and as to which Consents are given

____________________________________

Certificate No(s) of Notes (if available):           If Notes will be delivered by a
                                                     book-entry transfer, check
                                                     trust company:
_________________________________                    [ ] The Depository Trust Company

_________________________________
                                                     Transaction Code No: _______________________

                                                     Depository Account No: _____________________

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     This Notice of Guaranteed Delivery must be signed by the registered holder(s) of Old Notes exactly as their name(s) appear(s) on the Old Notes or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, guardian, attorney-in-fact, officer of a corporation, executor, administrator, agent or other representative, such person must provide the following information:

                      Please print name(s) and address(es)

Name(s):
________________________________________________________________________________

________________________________________________________________________________

Capacity:
________________________________________________________________________________

________________________________________________________________________________

Address(es):
________________________________________________________________________________

________________________________________________________________________________


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               GUARANTEE (Not to be used for signature guarantee)

     The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or a correspondent in the United States or another "Eligible Guarantor Institution" as defined in rule 17Ad-15 under the Securities Act of 1934, as amended, hereby guarantees that, within two business days from the date of this Notice of Guaranteed Delivery, a properly completed and validly executed Letter of Transmittal (or a facsimile thereof), together with Old Notes tendered hereby in proper form for transfer (of confirmation of the book-entry transfer of such Old Notes into the exchange agent's account at a Book-Entry Transfer Facility, pursuant to the procedures for book-entry transfer set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering--Guaranteed Delivery Procedures") and all other required documents will be deposited by the undersigned with the exchange agent at one of its addresses set forth above.

Name of Firm:  __________________________      _________________________________
                                                   Authorized Signature

Address:  _______________________________   Name: ______________________________

_________________________________________   Title: _____________________________

Area Code and
   Telephone No:  _______________________   Date: ______________________________

DO NOT SEND OLD NOTES WITH THIS FORM. ACTUAL SURRENDER OF OLD NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND VALIDLY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.
--------------------------------------------------------------------------------

LETTER TO DTC PARTICIPANTS


                       PEGASUS COMMUNICATIONS CORPORATION

                 Exchange Offer with Respect to Its Outstanding

                12 1/2% Series A Senior Notes due August 1, 2007

           Pursuant to the Prospectus dated as of [________ __, ____]

                                   CUSIP Nos.
                                   705904 AG 5
                                   705904 AH 3
                                   U70532 AC 7


--------------------------------------------------------------------------------
THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON [____________], 2000, UNLESS FURTHER EXTENDED (THE "EXPIRATION DATE"). HOLDERS OF NOTES MUST TENDER THEIR NOTES PRIOR TO THE EXPIRATION DATE IN ORDER TO RECEIVE THE NEW NOTES (AS DEFINED HEREIN). TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE, BUT NOT THEREAFTER (EXCEPT UNDER CERTAIN LIMITED CIRCUMSTANCES DESCRIBED MORE FULLY IN THE PROSPECTUS). THE CONSUMMATION OF THE EXCHANGE OFFER IS CONDITIONED UPON THE SATISFACTION OF CERTAIN CONDITIONS DESCRIBED IN THE PROSPECTUS.
--------------------------------------------------------------------------------

                                                             [________ __, ____]

To Brokers, Dealers, Commercial Banks,
Trust Companies and Other Nominees:

         We have been appointed by Pegasus Communications Corporation, a Delaware corporation (the "Company" or "Pegasus"), to act as dealer managers in connection with its offer to exchange for all of the outstanding debt securities listed above (the "Old Notes") Pegasus' 12 1/2% Series B Senior Notes due August 1, 2007 (the "New Notes") upon the terms and subject to the conditions set forth in the Prospectus dated [________ __, ____] and in the accompanying Letter of Transmittal (the "Letter of Transmittal" and, together with the Prospectus, the "Offering Materials") (such offer is referred to as the "Exchange Offer"). The Offering Materials more fully describe the Exchange Offer.

         The consideration for each $1,000 in principal amount at maturity of Old Notes tendered and accepted for payment pursuant to the Exchange Offer shall be $1,000 principal amount of New Notes. This consideration will be paid to holders who tender their Old Notes before the Expiration Date.

         Enclosed herewith are copies of the following documents:

         1. The Prospectus;

         2. The Letter of Transmittal for your use and for the information of your clients; and

         3. A form of letter which may be sent to your clients for whose account you hold Old Notes in your name or in the name of a nominee, with space provided for obtaining such clients' instructions with regard to the Exchange Offer.

         DTC participants will be able to execute tenders through the DTC Automated Tender Offer Program.

         In order to take advantage of the Exchange Offer, a duly executed and properly completed Letter of Transmittal and any required signature guarantees should be sent to the exchange agent, and certificates representing the tendered Old Notes (or confirmation of book-entry transfer) should be delivered to the exchange agent, all in accordance with the instructions set forth in the Offering Materials.

         The Company will not pay any fees or commissions to any broker or dealer or other person for soliciting tenders of Old Notes. You will be reimbursed for customary mailing and handling expenses incurred by you in forwarding the enclosed materials to your clients.

         Any questions or requests for assistance may be directed to us as dealer managers at the addresses and telephone numbers set forth on the back cover of the Prospectus. Requests for additional copies of the Prospectus, the Letter of Transmittal and the other tender offer materials may be directed to the exchange agent or to brokers, dealers, commercial banks or trust companies.

Very truly yours,


[Donaldson, Lufkin & Jenrette]                             [___________________]

                       _______________________________


         Nothing contained herein or in the enclosed documents shall constitute you or any other person as the agent of the dealer managers or the exchange agent or authorize you or any other person to give any information or make any representation on behalf of any of them with respect to the Exchange Offer not contained in the Offering Materials.

LETTER TO BENEFICIAL HOLDERS


                       PEGASUS COMMUNICATIONS CORPORATION

                 Exchange Offer with Respect to Its Outstanding

                12 1/2% Series A Senior Notes due August 1, 2007

           Pursuant to the Prospectus dated as of [________ __, ____]


--------------------------------------------------------------------------------
THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON [____________], 2000, UNLESS FURTHER EXTENDED (THE "EXPIRATION DATE"). HOLDERS OF NOTES MUST TENDER THEIR NOTES PRIOR TO THE EXPIRATION DATE IN ORDER TO RECEIVE THE NEW NOTES (AS DEFINED HEREIN). TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE, BUT NOT THEREAFTER (EXCEPT UNDER CERTAIN LIMITED CIRCUMSTANCES DESCRIBED MORE FULLY IN THE PROSPECTUS). THE CONSUMMATION OF THE EXCHANGE OFFER IS CONDITIONED UPON THE SATISFACTION OF CERTAIN CONDITIONS DESCRIBED IN THE PROSPECTUS.
--------------------------------------------------------------------------------

                                                             [________ __, ____]

To Our Clients:

         Enclosed for your consideration is the Prospectus dated [________ __, ____] and the accompanying Letter of Transmittal dated [_________ __, ____] (the "Letter of Transmittal" and, together with the Prospectus, the "Offering Materials") relating to the offer by Pegasus Communications Corporation, a Delaware corporation (the "Company" or "Pegasus"), to exchange for all of the outstanding debt securities listed above (the "Old Notes") Pegasus' 12 1/2% Series B Senior Notes due August 1, 2007 (the "New Notes") upon the terms and subject to the conditions set forth in the Offering Materials (such offer is referred to as the "Exchange Offer"). The Offering Materials more fully describe the Exchange Offer.

         The purpose of the Exchange Offer is to fulfill the obligations of the Company, with respect to a Registration Rights Agreement executed in connection with the issuance of the Old Notes.

         The consideration for each $1,000 in principal amount at maturity of Old Notes tendered and accepted for payment pursuant to the Exchange Offer shall be $1,000 in principal amount of New Notes. This consideration will be paid to holders who tender their Old Notes before the Expiration Date.

         We are the holder of Old Notes held for your account. A tender of such Notes can be made only by us as the holder pursuant to your instructions. The enclosed Letter of Transmittal is furnished to you for your information only and cannot be used to tender your Old Notes. We request instructions as to whether you wish to tender any or all of the Old Notes held by us for your account, pursuant to the terms and subject to the conditions set forth in the Prospectus. Notes properly tendered may be withdrawn at any time prior to the Expiration Date.

         We urge you to read carefully the enclosed Letter of Transmittal in conjunction with the Prospectus before instructing us to tender your Notes.

         Your attention is directed to the following:

         1. Subject to the terms and conditions of the Exchange Offer, you will receive $1,000 in principal amount of New Notes for each $1,000 in principal amount at maturity of Old Notes exchanged and accepted for payment on the third business day following the Expiration Date, or as soon as possible thereafter.

         2. The Exchange Offer will expire on the Expiration Date, which is 5:00 p.m., New York City time, on [ ], 2000, unless extended or earlier terminated.

         3. If you desire to tender any Old Notes pursuant to the Exchange Offer, we must receive your instructions in ample time to permit us to effect a tender of such Old Notes on your behalf prior to the Expiration Date.

         4. The Company's obligation to accept properly tendered and not withdrawn Old Notes for purchase pursuant to the Exchange Offer is subject to certain conditions. See ["The Exchange
              Offer--Conditions"] in the Prospectus.

         5. Tenders of Old Notes may only be withdrawn prior to the Expiration Date.

         6. Any transfer taxes will be borne by the Company except as otherwise provided in Instruction 7 of the Letter of Transmittal.

         If you wish to tender any or all of the Old Notes held by us for your account, please so instruct us by completing, executing, detaching and returning to us the instruction form attached hereto. An envelope to return your instructions to us is enclosed. If you authorize the tender of your Old Notes pursuant to the Exchange Offer, all such Old Notes will be tendered unless otherwise specified on the instruction form. Your instructions should be forwarded to us in ample time to permit us to submit a tender on your behalf by the Expiration Date. The specimen Letter of Transmittal is furnished to you for your information only and cannot be used by you to tender Old Notes held by us for your account.

         The Company is not aware of any jurisdiction in which the making of the Exchange Offer or the tender of Old Notes in connection therewith would not be in compliance with the laws of such jurisdiction. If the Company becomes aware of any jurisdiction in which the making of the Exchange Offer would not be in compliance with such laws, the Company will make a good faith effort to comply with any such laws or seek to have such laws declared inapplicable to the Exchange Offer. If, after such good faith effort, the Company cannot comply with any such laws, the Exchange Offer will not be made to (nor will tenders be accepted from or on behalf of) Holder(s) residing in such jurisdiction.

         IMPORTANT: The Letter of Transmittal (or a facsimile thereof), together with the Old Notes and all other required documents, or an agent's message, together with a confirmation of book-entry transfer of Old Notes, must be received by the exchange agent prior to the Expiration Date with respect to holders wishing to tender their Old Notes in exchange for New Notes.



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